Exhibit 99.1


    Hess Reports Estimated Results for the Second Quarter of 2007


    NEW YORK--(BUSINESS WIRE)--July 25, 2007--Hess Corporation (NYSE:
HES) reported net income of $557 million for the second quarter of 2007 compared with net income of $566 million for the second quarter of 2006. The after-tax results by major operating activity were as follows:


                            Three months ended     Six months ended
                            June 30 (unaudited)   June 30 (unaudited)
                           --------------------- ---------------------
                              2007       2006       2007       2006
                           ---------- ---------- ---------- ----------
                             (In millions, except per share amounts)

Exploration and Production $     505  $     501  $     845  $   1,207
Marketing and Refining           122        122        223        175
Corporate                        (32)       (29)       (63)       (52)
Interest expense                 (38)       (28)       (78)       (65)
                           ---------- ---------- ---------- ----------

Net income                 $     557  $     566  $     927  $   1,265
                           ========== ========== ========== ==========

Net income per share
 (diluted)                 $    1.75  $    1.79  $    2.92  $    4.01
                           ========== ========== ========== ==========

Weighted average number of
 shares (diluted)              318.6      315.5      317.9      315.2
                           ========== ========== ========== ==========

Note: See the following page for a table of items affecting the comparability of earnings between periods.


    Exploration and Production earnings were $505 million in the second quarter of 2007 compared with $501 million in the second quarter of 2006. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 378,000 barrels per day in the second quarter of 2007, a 7% increase from the second quarter of 2006. In the second quarter of 2007, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $60.05 per barrel, an increase of $1.05 per barrel from the second quarter of 2006. The Corporation's average worldwide natural gas selling price was $4.88 per Mcf in the second quarter of 2007, compared to $5.06 per Mcf in the second quarter of 2006.

    Marketing and Refining earnings were $122 million in the second quarter of both 2007 and 2006. Refining earnings were $87 million in the second quarter of 2007 compared with $107 million in the second quarter of 2006. During the second quarter of 2007, the coker unit at HOVENSA was shutdown for approximately 30 days for a scheduled turnaround. The expensing of the turnaround costs reduced refining earnings by approximately $24 million for the quarter. Marketing results were breakeven in the second quarter of 2007, a decrease of $16 million compared with the second quarter of 2006. Earnings from trading operations were $35 million in the second quarter of 2007 compared with a loss of $1 million in the second quarter of 2006.

    The following items, on an after-tax basis, are included in net income (in millions):


                                Three months ended   Six months ended
                                     June 30             June 30
                                ------------------  ------------------
                                  2007      2006      2007      2006
                                --------- --------  --------- --------
Exploration and Production
--------------------------------
   Gains from asset sales       $      15 $    50   $      15 $   236
   Accrued office closing costs        --     (18)         --     (18)
                                --------- --------  --------- --------

                                $      15 $    32   $      15 $   218
                                ========= ========  ========= ========


    Second quarter 2007 results included a gain related to the sale of the Corporation's interests in the Scott and Telford fields located in the United Kingdom.

    Net cash provided by operating activities was $1,199 million in the second quarter of 2007 compared with $686 million in the second quarter of 2006. Capital and exploratory expenditures for the second quarter of 2007 amounted to $993 million, of which $959 million related to Exploration and Production operations. Capital and exploratory expenditures for the second quarter of 2006 amounted to $808 million, of which $766 million related to Exploration and Production operations.

    At June 30, 2007, cash and cash equivalents totaled $482 million compared with $383 million at December 31, 2006. Total debt was $3,991 million at June 30, 2007 and $3,772 million at December 31, 2006. The Corporation's debt to capitalization ratio at June 30, 2007 was 30.5% compared with 31.6% at the end of 2006.

    Hess Corporation will review second quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

    Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration for and the development, production, purchase, transportation and sale of crude oil and natural gas. The Corporation also manufactures, purchases, transports, trades and markets refined petroleum and other energy products.

    Forward Looking Statements

    Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                       Second      Second      First
                                       Quarter    Quarter     Quarter
                                        2007        2006       2007
                                     ---------- ----------- ----------

Income Statement
------------------------------------
  Revenues and Non-operating Income
    Sales (excluding excise taxes)
     and other operating revenues    $   7,274  $    6,718  $   7,319
    Non-operating income
      Equity in income of HOVENSA
       L.L.C.                               81         102         56
      Gain on asset sales                   21          80         --
      Other, net                            23          19         (1)
                                     ---------- ----------- ----------

         Total revenues and non-
          operating income               7,399       6,919      7,374
                                     ---------- ----------- ----------

  Costs and Expenses
    Cost of products sold (excluding
     items shown separately below)       5,043       4,724      5,410
    Production expenses                    377         303        347
    Marketing expenses                     241         225        222
    Exploration expenses, including
     dry holes and lease impairment         90          79         93
    Other operating expenses                37          29         33
    General and administrative
     expenses                              142         134        131
    Interest expense                        62          44         64
    Depreciation, depletion and
     amortization                          354         283        327
                                     ---------- ----------- ----------

         Total costs and expenses        6,346       5,821      6,627
                                     ---------- ----------- ----------

    Income before income taxes           1,053       1,098        747
    Provision for income taxes             496         532        377
                                     ---------- ----------- ----------

    Net income                       $     557  $      566  $     370
                                     ========== =========== ==========

    Preferred stock dividends               --          12         --
                                     ---------- ----------- ----------

    Net income applicable to common
     stockholders                    $     557  $      554  $     370
                                     ========== =========== ==========

Supplemental Income Statement
 Information
------------------------------------
  Foreign currency gains (losses),
   after-tax                         $      (7) $       (2) $      (4)
  Capitalized interest                      16          26         15

Cash Flow Information
------------------------------------
  Net cash provided by operating
   activities (*)                    $   1,199  $      686  $     639

Capital and Exploratory Expenditures
------------------------------------
  Exploration and Production
    United States                    $     391  $      226  $     651
    International                          568         540        508
                                     ---------- ----------- ----------

      Total Exploration and
       Production                          959         766      1,159
  Marketing and Refining                    34          42         22
                                     ---------- ----------- ----------

      Total Capital and Exploratory
       Expenditures                  $     993  $      808  $   1,181
                                     ========== =========== ==========

  Exploration expenses charged to
   income included above
    United States                    $      42  $       25  $      40
    International                           19          24         35
                                     ---------- ----------- ----------

                                     $      61  $       49  $      75
                                     ========== =========== ==========

  (*) Includes changes in working capital



           HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                      (IN MILLIONS OF DOLLARS)

                                                     First Half
                                                ---------------------
                                                   2007       2006
                                                ---------- ----------
Income Statement
-----------------------------------------------
  Revenues and Non-operating Income
     Sales (excluding excise taxes) and other
      operating revenues                        $  14,593  $   13,877
     Non-operating income
        Equity in income of HOVENSA L.L.C.            137         105
        Gain on asset sales                            21         369
        Other, net                                     22          34
                                                ---------- ----------

           Total revenues and non-operating
            income                                 14,773      14,385
                                                ---------- ----------

  Costs and Expenses
     Cost of products sold (excluding items
      shown separately below)                      10,453       9,955
     Production expenses                              724         569
     Marketing expenses                               463         456
     Exploration expenses, including dry holes
      and lease impairment                            183         191
     Other operating expenses                          70          57
     General and administrative expenses              273         239
     Interest expense                                 126         101
     Depreciation, depletion and amortization         681         548
                                                ---------- ----------

           Total costs and expenses                12,973      12,116
                                                ---------- ----------

     Income before income taxes                     1,800       2,269
     Provision for income taxes                       873       1,004
                                                ---------- ----------

     Net income                                 $     927  $    1,265
                                                ========== ==========

     Preferred stock dividends                        - -          24
                                                ---------- ----------

     Net income applicable to common
      stockholders                              $     927  $    1,241
                                                ========== ==========


Supplemental Income Statement Information
-----------------------------------------------
  Foreign currency gains (losses), after-tax    $     (11) $        5
  Capitalized interest                                 31          50

Cash Flow Information
-----------------------------------------------
  Net cash provided by operating activities (*) $   1,838  $    1,884

Capital and Exploratory Expenditures
-----------------------------------------------
  Exploration and Production
     United States                              $   1,042  $      387
     International                                  1,076       1,733
                                                ---------- ----------

        Total Exploration and Production            2,118       2,120
  Marketing and Refining                               56          75
                                                ---------- ----------

        Total Capital and Exploratory
         Expenditures                           $   2,174  $    2,195
                                                ========== ==========

  Exploration expenses charged to income
   included above
     United States                              $      82  $       49
     International                                     54          51
                                                ---------- ----------

                                                $     136  $      100
                                                ========== ==========

(*) Includes changes in working capital



           HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                      (IN MILLIONS OF DOLLARS)

                                             June 30     December 31
                                               2007          2006
                                           ------------  ------------
Balance Sheet Information
--------------------------------------

  Cash and cash equivalents                $       482   $       383
  Other current assets                           4,531         5,465
  Investments                                    1,244         1,243
  Property, plant and equipment - net           13,754        12,308
  Other long-term assets                         3,226         3,043
                                           ------------  ------------

        Total assets                       $    23,237   $    22,442
                                           ============  ============

  Current maturities of long-term debt     $        30   $        27
  Other current liabilities                      6,188         6,712
  Long-term debt                                 3,961         3,745
  Other long-term liabilities                    3,971         3,811
  Stockholders' equity excluding other
   comprehensive income (loss)                  10,702         9,711
  Accumulated other comprehensive
   income (loss)                                (1,615)       (1,564)
                                           ------------  ------------

        Total liabilities and
         stockholders' equity              $    23,237   $    22,442
                                           ============  ============



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
           EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                          Second Quarter 2007
                                 -------------------------------------
                                   United
                                   States    International    Total
                                 ----------- ------------- -----------


Sales and other operating
 revenues                        $       273 $      1,529  $    1,802
Non-operating income                      --           28          28
                                 ----------- ------------- -----------
        Total revenues                   273        1,557       1,830
                                 ----------- ------------- -----------
Costs and expenses
  Production expenses, including
   related taxes                          70          307         377
  Exploration expenses,
   including dry holes and lease
   impairment                             51           39          90
  General, administrative and
   other expenses                         34           28          62
  Depreciation, depletion and
   amortization                           44          293         337
                                 ----------- ------------- -----------
        Total costs and expenses         199          667         866
                                 ----------- ------------- -----------

  Results of operations before
   income taxes                           74          890         964
  Provision for income taxes              30          429         459
                                 ----------- ------------- -----------
Results of operations            $        44 $        461  $      505
                                 =========== ============= ===========

                                          Second Quarter 2006
                                 -------------------------------------
                                    United
                                    States   International    Total
                                 ----------- ------------- -----------


Sales and other operating
 revenues                        $       330 $      1,295  $    1,625
Non-operating income                      80           12          92
                                 ----------- ------------- -----------
        Total revenues                   410        1,307       1,717
                                 ----------- ------------- -----------
Costs and expenses
  Production expenses, including
   related taxes                          56          247         303
  Exploration expenses,
   including dry holes and lease
   impairment                             34           45          79
  General, administrative and
   other expenses                         22           50          72
  Depreciation, depletion and
   amortization                           32          235         267
                                 ----------- ------------- -----------
        Total costs and expenses         144          577         721
                                 ----------- ------------- -----------

  Results of operations before
   income taxes                          266          730         996
  Provision for income taxes              97          398         495
                                 ----------- ------------- -----------
Results of operations            $       169 $        332  $      501
                                 =========== ============= ===========

                                          First Quarter 2007
                                 -------------------------------------
                                    United
                                    States   International    Total
                                 ----------- ------------- -----------


Sales and other operating
 revenues                        $       241 $      1,270  $    1,511
Non-operating income (expenses)            8          (14)         (6)
                                 ----------- ------------- -----------
        Total revenues                   249        1,256       1,505
                                 ----------- ------------- -----------
Costs and expenses
  Production expenses, including
   related taxes                          59          288         347
  Exploration expenses,
   including dry holes and lease
   impairment                             50           43          93
  General, administrative and
   other expenses                         33           24          57
  Depreciation, depletion and
   amortization                           37          272         309
                                 ----------- ------------- -----------
        Total costs and expenses         179          627         806
                                 ----------- ------------- -----------

  Results of operations before
   income taxes                           70          629         699
  Provision for income taxes              26          333         359
                                 ----------- ------------- -----------
Results of operations            $        44 $        296  $      340
                                 =========== ============= ===========



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
           EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                              First Half 2007
                                     ---------------------------------
                                      United
                                      States   International   Total
                                     --------- -------------- --------


Sales and other operating revenues   $     514 $        2,799 $  3,313
Non-operating income                         8             14       22
                                     --------- -------------- --------
         Total revenues                    522          2,813    3,335
                                     --------- -------------- --------
Costs and expenses
   Production expenses, including
    related taxes                          129            595      724
   Exploration expenses, including
    dry holes and lease impairment         101             82      183
   General, administrative and other
    expenses                                67             52      119
   Depreciation, depletion and
    amortization                            81            565      646
                                     --------- -------------- --------
         Total costs and expenses          378          1,294    1,672
                                     --------- -------------- --------

   Results of operations before
    income taxes                           144          1,519    1,663
   Provision for income taxes               56            762      818
                                     --------- -------------- --------
Results of operations                $      88 $          757 $    845
                                     ========= ============== ========

                                              First Half 2006
                                     ---------------------------------
                                      United
                                      States   International   Total
                                     --------- -------------- --------


Sales and other operating revenues   $     674 $        2,503 $  3,177
Non-operating income                       368             24      392
                                     --------- -------------- --------
         Total revenues                  1,042          2,527    3,569
                                     --------- -------------- --------
Costs and expenses
   Production expenses, including
    related taxes                          107            462      569
   Exploration expenses, including
    dry holes and lease impairment          95             96      191
   General, administrative and other
    expenses                                44             73      117
   Depreciation, depletion and
    amortization                            61            456      517
                                     --------- -------------- --------
         Total costs and expenses          307          1,087    1,394
                                     --------- -------------- --------

   Results of operations before
    income taxes                           735          1,440    2,175
   Provision for income taxes              264            704      968
                                     --------- -------------- --------
Results of operations                $     471 $          736 $  1,207
                                     ========= ============== ========



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL OPERATING DATA
          (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                             Second   Second   First
                                            Quarter  Quarter  Quarter
                                              2007     2006     2007
                                            -------- -------- --------

Operating Data
-------------------------------------------
  Net Production Per Day
  -----------------------------------------
    Crude oil - barrels
       United States                              31       38       29
       Europe                                     96      110      110
       Africa                                    115       84       99
       Asia and other                             26       12       15
                                            -------- -------- --------

             Total                               268      244      253
                                            ======== ======== ========

    Natural gas liquids - barrels
       United States                              10       10        9
       Europe                                      4        4        7
                                            -------- -------- --------

             Total                                14       14       16
                                            ======== ======== ========

    Natural gas - mcf
       United States                              86      117       90
       Europe                                    212      244      348
       Asia and other                            277      214      243
                                            -------- -------- --------

             Total                               575      575      681
                                            ======== ======== ========

    Barrels of oil equivalent                    378      354      382
                                            ======== ======== ========


  Average Selling Price
  -----------------------------------------
    Crude oil - per barrel (including
     hedging)
       United States                        $  61.41 $  64.53 $  53.19
       Europe                                  58.94    60.63    51.32
       Africa                                  58.02    53.04    48.17
       Asia and other                          70.73    68.64    56.44
             Worldwide                         60.05    59.00    50.74

    Crude oil - per barrel (excluding
     hedging)
       United States                        $  61.41 $  64.53 $  53.19
       Europe                                  58.94    63.27    51.32
       Africa                                  67.04    67.18    56.09
       Asia and other                          70.73    68.64    56.44
             Worldwide                         63.94    65.03    53.75

    Natural gas liquids - per barrel
       United States                        $  47.97 $  47.35 $  42.44
       Europe                                  58.26    47.44    45.90
             Worldwide                         51.68    47.38    43.97

    Natural gas - per mcf
       United States                        $   7.24 $   6.23 $   7.21
       Europe                                   4.54     5.55     4.74
       Asia and other                           4.42     3.85     4.56
             Worldwide                          4.88     5.06     5.00



           HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL OPERATING DATA
          (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)


                                                   First Half
                                           --------------------------
                                               2007          2006
                                           ------------  ------------

Operating Data
--------------------------------------
   Net Production Per Day
   -----------------------------------
      Crude oil - barrels
         United States                               30            40
         Europe                                     103           111
         Africa                                     107            84
         Asia and other                              20            10
                                           ------------  ------------

               Total                                260           245
                                           ============  ============

      Natural gas liquids - barrels
         United States                               10             9
         Europe                                       5             4
                                           ------------  ------------

               Total                                 15            13
                                           ============  ============

      Natural gas - mcf
         United States                               88           120
         Europe                                     280           262
         Asia and other                             260           211
                                           ------------  ------------

               Total                                628           593
                                           ============  ============

      Barrels of oil equivalent                     380           357
                                           ============  ============


   Average Selling Price
   -----------------------------------
      Crude oil - per barrel
       (including hedging)
         United States                     $      57.46  $      60.81
         Europe                                   54.98         57.69
         Africa                                   53.68         50.01
         Asia and other                           65.08         63.54
               Worldwide                          55.66         56.21

      Crude oil - per barrel
       (excluding hedging)
         United States                     $      57.46  $      60.81
         Europe                                   54.98         59.95
         Africa                                   62.22         64.89
         Asia and other                           65.08         63.54
               Worldwide                          59.13         61.72

      Natural gas liquids - per barrel
         United States                     $      45.36  $      45.87
         Europe                                   52.44         47.33
               Worldwide                          48.06         46.30

      Natural gas - per mcf
         United States                     $       7.22  $       7.00
         Europe                                    4.66          7.06
         Asia and other                            4.49          3.87
               Worldwide                           4.95          5.91



           HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
  EXPLORATION AND PRODUCTION HEDGED PRICES AND VOLUMES (UNAUDITED)


The following is a summary of the Corporation's outstanding crude oil hedges at June 30, 2007:

                                            Brent Crude Oil*
                                   ----------------------------------

          Maturity                 Average Selling    Thousands of
                                         Price        barrels per day
   ----------------------          ----------------  ----------------

   2007                            $          25.85                24
   2008                                       25.56                24
   2009                                       25.54                24
   2010                                       25.78                24
   2011                                       26.37                24
   2012                                       26.90                24


-------------------------
* There were no WTI crude oil or natural gas hedges outstanding at June 30, 2007.

 The after-tax losses from crude oil hedges were $56 million in the second quarter of 2007 and $83 million in the second quarter of 2006. After-tax hedge losses totaled $95 million and $147 million for the first half of 2007 and 2006, respectively. The after-tax deferred hedge loss included in accumulated other comprehensive income at June 30, 2007 amounted to $1.4 billion.



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
  MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA
                              (UNAUDITED)

                                     Second       Second       First
                                     Quarter      Quarter     Quarter
                                      2007         2006         2007
                                   ----------   ----------   ---------

Financial Information (in millions
 of dollars)
-----------------------------------

  Marketing and Refining Earnings
  ---------------------------------
  Income before income taxes       $     196    $     189    $    159
  Provision for income taxes              74           67          58
                                   ----------   ----------   ---------

     Marketing and Refining
      Earnings                     $     122    $     122    $    101
                                   ==========   ==========   =========

  Summary of Marketing and Refining
   Earnings
  ---------------------------------
    Refining                       $      87    $     107    $     54
    Marketing                              -           16          43
    Trading                               35           (1)          4
                                   ----------   ----------   ---------

     Total Marketing and Refining
      Earnings                     $     122    $     122    $    101
                                   ==========   ==========   =========

----------------------------------------------------------------------

Operating Data (in thousands unless
 noted)
-----------------------------------

  Refined Product Sales (barrels
   per day)
  ---------------------------------
    Gasoline                             224          223         194
    Distillates                          119          112         174
    Residuals                             52           42          94
    Other                                 19           35          29
                                   ----------   ----------   ---------

          Total                          414          412         491
                                   ==========   ==========   =========

  Refinery Throughput (barrels per
   day)
  ---------------------------------
    HOVENSA - Crude runs                 397          430         470
    HOVENSA - Hess 50% share             199          215         235
    Port Reading                          64           63          55

                          ---------
  Refinery Utilization    Refinery
                           Capacity
  ----------------------- ---------
    HOVENSA               (barrels
                           per day)
       Crude                 500        79.4%(a)     85.9%       94.1%
       FCC                   150        87.9%        87.3%       93.2%
       Coker                 58         53.3%(a)     73.2%       88.6%
    Port Reading             65         97.9%        96.9%       84.7%
                          ---------

  Retail Marketing
  -----------------------
    Number of retail stations (b)      1,351        1,343       1,345
    Convenience store revenue (in
     millions of dollars) (c)      $     274    $     258    $    244
    Average gasoline volume per
     station (gallons per month) (c)     228          222         191


  (a) The coker and related processing units were shutdown for a scheduled turnaround.
  (b) Includes company operated, Wilco-Hess, dealer and branded retailer.
  (c) Company operated only.



           HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
  MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA
                             (UNAUDITED)

                                                    First Half
                                              -----------------------
                                                 2007         2006
                                              -----------  ----------

Financial Information (in millions
 of dollars)
------------------------------------

    Marketing and Refining Earnings
    --------------------------------
    Income before income taxes                $       355  $      272
    Provision for income taxes                        132          97
                                              -----------  ----------

         Marketing and Refining
          Earnings                            $       223  $      175
                                              ===========  ==========

    Summary of Marketing and
     Refining Earnings
    --------------------------------
       Refining                               $       141  $      132
       Marketing                                       43          28
       Trading                                         39          15
                                              -----------  ----------

         Total Marketing and
          Refining Earnings                   $       223  $      175
                                              ===========  ==========

------------------------------------ --------------------------------

Operating Data (in thousands unless
 noted)
------------------------------------

    Refined Product Sales (barrels
     per day)
    --------------------------------
       Gasoline                                       209         225
       Distillates                                    146         139
       Residuals                                       73          63
       Other                                           24          39
                                              -----------  ----------

              Total                                   452         466
                                              ===========  ==========

    Refinery Throughput (barrels per
     day)
    --------------------------------
       HOVENSA - Crude runs                           434         425
       HOVENSA - Hess 50% share                       217         212
       Port Reading                                    59          64

                                     ---------
    Refinery Utilization             Refinery
                                      Capacity
    -------------------------------- ---------
       HOVENSA                       (barrels
                                      per day)
          Crude                         500         86.7%       85.0%
          FCC                           150         90.5%       76.9%
          Coker                         58          70.8%       79.4%
       Port Reading                     65          91.4%       97.8%
                                     ---------

    Retail Marketing
    --------------------------------
       Number of retail stations (a)                1,351       1,343
       Convenience store revenue (in millions
        of dollars) (b)                       $       518  $      492
       Average gasoline volume per station
        (gallons per month) (b)                       210         208


    (a) Includes company operated, Wilco-Hess, dealer and branded retailer.
    (b) Company operated only.


    CONTACT: Hess Corporation
             Investors:
             Jay Wilson, 212-536-8940
             or
             Media:
             Jon Pepper, 212-536-8550